Exhibit 99.1

Desktop Metal Announces Fourth Quarter

and Full Year 2020 Financial Results

March 15, 2021

•	Began trading on the NYSE as the world’s first and only public company focused on Additive Manufacturing 2.0 (AM 2.0)

•	Commenced global shipments of the Shop System – our binder jetting platform focused on flexible, mid-volume production in job and machine shops

•	Commenced global shipments of the Production System P-1 – our binder jetting development platform featuring breakthrough Single Pass Jetting™ technology

•	Fourth quarter 2020 revenue of $8.4 million, up from $2.5 million in the third quarter of 2020

•	Robust liquidity position with cash and cash equivalents and short-term investments of $595.4 million as of December 31, 2020 to support organic and inorganic growth opportunities

•	Entered photopolymer additive manufacturing market through EnvisionTEC acquisition, which closed in the first quarter of 2021

BOSTON -- Desktop Metal, Inc. (NYSE: DM), (“Desktop Metal” or “the Company”), a leader in mass production and turnkey additive manufacturing solutions, today announced its financial results for the fourth quarter and full year ended December 31, 2020.

“The fourth quarter of 2020 was transformative for our Company as we became the only publicly traded pure-play AM 2.0 company.” said Ric Fulop, CEO and co-founder of Desktop Metal. “We achieved key milestones in our path to driving adoption of additive manufacturing with the global shipments of our Shop System and Production System P-1 solutions. Our acquisition of EnvisionTEC in February strengthens our market position by adding a compelling lineup of production-focused photopolymer printers and over 190 qualified materials to our portfolio. We are excited to continue building on our strong momentum by capitalizing on both high levels of customer interest and inorganic opportunities in the space as we enter this next chapter of our growth story.”

Fourth Quarter 2020 Business Highlights:

•	Completed business combination between Trine Acquisition Corp. and Desktop Metal, Inc. to become the world’s first publicly traded, pure-play AM 2.0 company

•	Received multi-million dollar award from the United States Department of Defense for the development of a high-volume manufacturing process to mass produce Cobalt-free hardmetal parts

•	Launched Live Sinter, a new process simulation software for powder metallurgy-based additive manufacturing

•	Commenced global shipments of Shop System, which became the #1 metal binder jetting system by unit share within its first quarter of sales[i]

•	Commenced global shipments of the Production System P-1

Fourth Quarter and Full Year 2020 Financial Highlights:

•	Fourth quarter revenue of $8.4 million, up from $2.5 million in the third quarter of 2020

•	Fourth quarter net loss of $25.4 million

•	Full year revenue of $16.5 million

•	Full year net loss of $90.4 million

•	Full year Adjusted EBITDA of $(73.5) million

•	Robust liquidity position with cash, cash equivalents and short-term investments of $595.4 million as of December 31, 2020

Recent Business Highlights:

•	Acquired EnvisionTEC, a leading global provider of volume production photopolymer 3D printing solutions for end-use parts, in February 2021, creating a comprehensive product portfolio across metals, polymers, composites, and biocompatible materials while strengthening our global distribution channel

•	Enhanced senior management team

o	Appointed James Haley as Chief Financial Officer, effective February 12, 2021

o	Appointed Arjun Aggarwal as Chief Product Officer, effective February 9, 2021

•	Announced and commenced global shipments of Studio System 2, a second generation of our office-friendly metal 3D printing platform that offers customers an accessible way to print metal parts in low volumes with a simplified two-step process

•	Streamlined capital structure and enhanced cash position by beginning the redemption process for DM public warrants, providing significant financial flexibility to invest in organic and inorganic growth opportunities with an additional $137 million in cash provided through March 10, 2021

Desktop Health:

In a separate press release issued today, Desktop Metal announced the launch of Desktop Health™, a new business dedicated to redefining patient-specific healthcare. Lead by healthcare industry executive, Michael Jafar, who brings nearly 20 years of experience creating and scaling breakthrough healthcare products, Desktop Health’s mission is to change the way patients experience personalized healthcare, through innovation and science-based solutions. The business will leverage Desktop Metal’s comprehensive portfolio of additive manufacturing solutions in combination with its extensive library of advanced materials for current and future applications spanning dentistry, orthodontics, dermatology, orthopedics, cardiology, plastic surgery and printed regenerative tissues and grafts. Additional details on this launch can be found in the separate press release, accessible on the Investor Relations section of Desktop Metal’s website, ir.desktopmetal.com.

Conference Call Information:

Desktop Metal will host a conference call on March 15, 2021 at 8:30 a.m. ET to discuss fourth quarter 2020 financial results. To listen to the conference call via telephone, dial 1-877-407-4018 or 1-201-689-8471 (international callers/U.S. toll) and enter the conference ID number 13717409. The conference call will be webcast simultaneously to the public through a link on the Investor Relations section of Desktop Metal’s website, ir.desktopmetal.com. A replay of the call will be accessible at the webcast link after the conference call.

Full Year 2020 Financial Results

DESKTOP METAL, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$483,525	$66,161
Short-term investments	111,867	84,754
Accounts receivable	6,516	4,523
Inventory	9,708	8,405
Prepaid expenses and other current assets	976	1,888
Total current assets	612,592	165,731
Restricted cash	612	612
Property and equipment, net	12,160	18,387
Capitalized software, net	312	446
Goodwill	2,252	2,252
Acquired technology, net	9,102	2,994
Other noncurrent assets	4,879	2,289
Total Assets	$641,909	$192,711
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$7,591	$10,228
Customer deposits	1,480	2,325
Current portion of operating lease liability	868	806
Accrued expenses and other current liabilities	7,565	5,053
Deferred revenue	3,004	2,230
Current portion of long-term debt, net of deferred financing costs	9,991	—
Total current liabilities	30,499	20,642
Long-term debt, net of deferred financing costs	—	9,972
Lease liability, net of current portion	2,157	3,026
Total liabilities	32,656	33,640
Commitments and Contingences (Note 15)
Legacy Convertible Preferred Stock (Note 17)	—	—
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 226,756,733 and 160,500,702 shares issued at December 31, 2020 and December 31, 2019, respectively, 224,626,597 and 154,913,934 shares outstanding at December 31, 2020 and December 31, 2019, respectively	23	16
Additional paid-in capital	993,933	453,242
Accumulated deficit	(384,694)	(294,262)
Accumulated other comprehensive (loss) income	(9)	75
Total Stockholders’ Equity	609,253	159,071
Total Liabilities and Stockholders’ Equity	$641,909	$192,711

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Years Ended December 31,
	2020	2019
Revenues
Products	$13,718	$22,758
Services	2,752	3,681
Total revenues	16,470	26,439
Cost of sales
Products	26,945	45,268
Services	4,574	5,528
Total cost of sales	31,519	50,796
Gross margin	(15,049)	(24,357)
Operating expenses
Research and development	43,136	54,656
Sales and marketing	13,136	18,749
General and administrative	20,734	11,283
Total operating expenses	77,006	84,688
Loss from operations	(92,055)	(109,045)
Interest expense	(328)	(503)
Interest and other income, net	1,011	5,952
Loss before income taxes	(91,372)	(103,596)
Income tax benefit	940	—
Net loss	$(90,432)	$(103,596)
Net loss per share—basic and diluted	$(0.57)	$(0.69)

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(in thousands)

	Years Ended December 31,
	2020	2019
Net loss	$(90,432)	$(103,596)
Other comprehensive (loss) income, net of taxes:
Unrealized (loss) gain on available-for-sale marketable securities, net	(84)	171
Total comprehensive loss, net of taxes of $0	$(90,516)	$(103,425)

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Years Ended December 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(90,432)	$(103,596)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,589	8,087
Stock-based compensation	8,006	5,215
Expense related to Common Stock warrants issued	1,915	1,038
Loss (gain) on disposal of property and equipment	18	(7)
Gain on investment, related to Make Composites, Inc.	—	(1,426)
Impairment of capitalized software	—	444
Amortization (accretion) of discount on investments	75	(1,570)
Amortization of debt financing cost	19	19
Provision for bad debt	377	199
Net increase in accrued interest related to marketable securities	(3)	(36)
Income tax benefit	(940)	—
Changes in operating assets and liabilities:
Accounts receivable	(2,370)	(1,664)
Inventory	(1,303)	(1,694)
Prepaid expenses and other current assets	901	809
Accounts payable	(2,637)	(4,455)
Accrued expenses and other current liabilities	(2,391)	3,272
Customer deposits	(845)	152
Deferred revenue	774	(1,693)
Change in right of use assets and lease liabilities, net	(328)	(296)
Net cash used in operating activities	(80,575)	(97,202)
Cash flows from investing activities:
Purchases of property and equipment	(1,429)	(6,867)
Purchase of other investments	(3,000)	—
Capitalized software	—	(321)
Purchase of marketable securities	(136,286)	(215,584)
Proceeds from sales and maturities of marketable securities	109,016	196,836
Cash paid for asset acquisition, net of cash acquired	(5,284)	(96)
Net cash used in investing activities	(36,983)	(26,032)
Cash flows from financing activities:
Proceeds from Preferred Stock issuances, net of issuance cost	—	159,644
Proceeds from reverse recapitalization, net of issuance costs	534,597	—
Proceeds from exercise of stock options	325	708
Proceeds from PPP loan	5,379	—
Repayment of PPP loan	(5,379)	—
Net cash provided by financing activities	534,922	160,352
Net increase in cash, cash equivalents, and restricted cash	417,364	37,118
Cash and cash equivalents at beginning of year	66,161	29,043
Restricted cash	612	612
Cash, cash equivalents, and restricted cash at year-end	$484,137	$66,773
Supplemental cash flow information:
Interest paid	$322	$485
Non-cash investing and financing activities:
Net liabilities assumed from Trine in Business Combination	$2,650	—
Accrued reverse recapitalization transaction costs	$1,901	—
Common Stock issued for acquisitions	$500	$3,563
Accrued purchase price for asset acquisition	$200	—
Tax liabilities related to withholdings on Common Stock issued in connection with acquisitions	$102	—
Additions to right of use assets and lease liabilities	$—	$296
Purchase of property and equipment included in accrued expenses and other current liabilities	$—	$109
Common Stock forfeited in satisfaction of note receivable	$—	$249

Non-GAAP Financial Information

This press release contains non-GAAP financial measures, including EBITDA and Adjusted EBITDA.

•	EBITDA is GAAP net income (loss) excluding interest, income taxes and depreciation and amortization expense.

•	Adjusted EBITDA is EBITDA excluding stock based compensation and warrant expenses.

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non GAAP financial measures to investors. However, investors should be aware that when evaluating EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures, especially Adjusted EBITDA, may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis. Investors should review the reconciliation of net loss to EBITDA and Adjusted EBITDA below and not rely on any single financial measure to evaluate our business.

ADJUSTED EBITDA RECONCILIATION TABLE

	For the Years Ended
	December 31,
(Dollars in thousands)	2020	2019
Net loss attributable to common stockholders	$(90,432)	$(103,596)
Interest (income) expense, net	(610)	(3,993)
Income tax benefit	(940)	—
Depreciation and amortization	8,589	8,087
EBITDA	(83,393)	(99,502)
Stock compensation expense	8,006	5,215
Warrant expense	1,915	1,038
Adjusted EBITDA	$(73,472)	$(93,249)

About Desktop Metal

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum and named to MIT Technology Review’s list of 50 Smartest Companies.

For more information, visit www.desktopmetal.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to Desktop Metal’s potential and future performance, including its strategic focus, development of new product solutions, adoption or success of new technologies and applications, and anticipated results. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including risks and uncertainties set forth in the sections entitled “Cautionary Note Regarding Forward Looking Statements” and “Risk Factors” in the Annual Report on Form 10-K filed by Desktop Metal with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2021, and the Company’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements included in this press release speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Desktop Metal does not give any assurance that it will achieve its expectations.

For Desktop Metal Investor / Media Relations

Lynda McKinney

press@desktopmetal.com

Investor Relations

Mike Callahan / Tom Cook

DesktopMetalIR@icrinc.com

i Based on published figures available as of March 15, 2021.